General	6 Months Ended
Jun. 30, 2019
General [Abstract]
General

Note 1 - General

A.	Kitov Pharma Ltd. (hereinafter: “the Company”) is a pharmaceutical company that is advancing first-in-class oncology therapies to overcome tumor drug resistance, increase treatment response rate, and slow tumor progression. Kitov’s oncology pipeline includes NT219 a small molecule targeting novel cancer drug resistance pathways and Kitov is under contract to acquire 100% of FameWave Ltd (see Note 5) which owns CM-24, a humanized monoclonal antibody directed against carcinoembryonic antigen-related cell adhesion molecule 1 (CEACAM1), an immune checkpoint protein belonging to the Human CEA (Carcino-Embryonic Antigen) protein family. The Company’s combination drug, Consensi™, treating osteoarthritis pain and hypertension simultaneously, was approved by the FDA for marketing in the U.S and is partnered in the U.S, China and South Korea.

The Company was incorporated in Israel as a private company in August 1968, and has been listed for trading on the Tel Aviv Stock Exchange since September 1978. In October 2012, the Company disposed all of its previous operations, and in July 2013, the Company acquired shares of Kitov Pharmaceuticals Ltd. from its shareholders, in exchange for the Company’s shares (hereinafter: “the Acquisition”).

In January 2018, the Company changed its name to Kitov Pharma Ltd.

B.	The Company’s securities (American Depository Shares (“ADS”) as well as Series A warrants) were listed for trading on the NASDAQ in November 2015.

Each ADS represents 1 ordinary share with no par value following a reverse split in effect from January 4, 2019 (see Note 6). Each warrant enables the purchase of 1 ADS.

C.	In December 2017, the Company completed its merger with Kitov Pharmaceuticals Ltd., with the Company remaining as the surviving entity. The effective date of the merger was December 31, 2017.

The Company’s address is One Azrieli Center, Round Tower, 132 Menachem Begin Road, Tel Aviv 671101, Israel.

D.	In January 2017, the Company acquired the majority of shares of TyrNovo Ltd (hereinafter: “TyrNovo”). During 2018, the Company acquired additional shares of TyrNovo from various minority shareholders.

The Company together with TyrNovo are referred to, in these financial statements, as “the Group”.

E.	Since incorporation through June 30, 2019, the Group has incurred losses and negative cash flows from operations mainly attributed to its development efforts and has an accumulated deficit of USD 46 million. The Group has financed its operations mainly through private and public financing rounds. Through June 30, 2019, the Company raised a total of USD 45.1 million net. Management anticipates that its existing capital resources will be adequate to satisfy liquidity requirements for at least 12 months. At present, the Company has limited revenue and will require additional funding for future plans. However, there is no assurance that, if required, the Company will be able to raise additional capital to provide the required liquidity.